Goodwill and Intangible Assets - Estimated Future Amortization Expense Related to Finite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 29, 2019	Dec. 29, 2018	Dec. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Fiscal 2019		$ 9,268
Remainder of fiscal 2019	$ 4,672
Fiscal 2020	8,474	8,143
Fiscal 2021	7,417	7,086
Fiscal 2022	6,315	6,320
Fiscal 2023	5,621	5,651
Thereafter	27,090	27,111
Net Carrying Amount	$ 59,589	$ 63,579	$ 71,314